UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2007

RIVERBED TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33023	03-0448754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Fremont Street

San Francisco, CA 94105

(Addresses of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 247-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 27, 2007, the Board of Directors of Riverbed Technology, Inc. (the “Company”) adopted an amendment to its amended and restated bylaws (the “Bylaws”). The amendment revised Section 5.1A of the Bylaws and was adopted in connection with the requirement of The Nasdaq Stock Market, Inc. that shares of the Company’s common stock be eligible by January 1, 2008 for a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended.

A copy of the full text of the Company’s Bylaws, as amended to date, is filed as Exhibit 3.1 to this report and is incorporated by reference into this item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company (restated in electronic format as of November 27, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERBED TECHNOLOGY, INC.

DATE: December 3, 2007	By:	/s/ Randy S. Gottfried
Randy S. Gottfried
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company (restated in electronic format as of November 27, 2007).